DHI Group, Inc. Enters Into New Upsized Credit Facility

CENTENNIAL, CO, June 13, 2022 -- DHI Group, Inc. (NYSE: DHX) ("DHI" or the "Company") today announced that it signed an amended and restated credit agreement increasing the size from a $90 million revolving credit facility to a $100 million revolving credit facility, with an accordion feature for an additional $50 million. The facility, previously due to expire in 2023, now has a maturity date of June 2027. The pricing structure of the new facility is materially unchanged from the existing credit facility, with a change to a SOFR-based pricing grid. At the time of closing, DHI will have $30 million of the $100 revolver drawn.

"The amended and restated credit facility allows for additional financial flexibility to drive our growth strategy forward," said Art Zeile, President and Chief Executive Officer of DHI. "This increase in both facility size and participating banks provides further evidence of the confidence our lenders have in DHI executing its business plan.”

JPMorgan Chase Bank, N.A. is acting as administrative agent. Bank of America, N.A. and BMO Harris Bank N.A. are acting as co-syndication agents. TD Bank, N.A., and Citizens Bank, N.A. are acting as co-documentation agents, with JPMorgan Chase Bank, N.A.; BofA Securities, Inc.; and BMO Harris Bank N.A. as joint bookrunners and joint lead arrangers.

Investor Contact
MKR Investor Relations
212-448-4181
ir@dhigroupinc.com

Media Contact
Rachel Ceccarelli
VP of Engagement
212-448-8288
media@dhigroupinc.com

About DHI Group, Inc.

DHI Group, Inc. (NYSE: DHX) is a provider of AI-powered career marketplaces that focus on technology roles. DHI's two brands, Dice and ClearanceJobs, enable recruiters and hiring managers to efficiently search for and connect with highly skilled technologists based on the skills requested. The Company's patented algorithm manages over 100,000 unique technology skills. Additionally, our marketplaces allow technology professionals to find their ideal next career opportunity, with relevant advice and personalized insights. Learn more at www.dhigroupinc.com.

Forward-Looking Statements

This press release and oral statements made from time to time by our representatives contain forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include, without limitation, information concerning our possible or assumed future results of operations. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, our ability to execute our tech-focused strategy, competition from existing and future competitors in the highly competitive markets in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, cyclicality or downturns in the economy or industries we serve, the potential impact of COVID-19 on our operations and financial results, the uncertainty in respect of the regulation of data protection and data privacy, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, failure to successfully identify or integrate acquisitions, U.S. and foreign government regulation of the Internet and taxation, our ability to borrow funds under our revolving credit facility or refinance our indebtedness and restrictions on our current and future operations under such indebtedness. These factors and others are discussed in more detail in the Company's filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company's most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings under the headings "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.